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                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                        AMERICAN VISION SERIES VUL 2002

                            13045 TESSON FERRY ROAD
                           ST. LOUIS, MISSOURI 63128

                      Supplement dated January 3, 2006 to
                          Prospectus dated May 1, 2005

This supplement updates certain information contained in the prospectus for the above-referenced variable life insurance policy.

If you purchase the Policy from a sales representative of Metropolitan Life Insurance Company, the following paragraph replaces the corresponding paragraph under DISTRIBUTION OF THE POLICIES on page A-49 of the prospectus:

     Distributor has entered into selling agreements with affiliated and unaffiliated selling firms under which sales representatives will receive commissions based on commission schedules and rules that vary based on the sales representative's contract. The maximum agent level commissions we and/or Distributor pay for sale of the Policy are: 90% of Target Premium and 3% of excess premium paid in year 1; 2% of premiums paid in years 2-10; a service fee of 1% of premiums paid in years 11 and later; and an additional service fee of ..10% of the Policy's unloaned cash value after the first Policy year. Under an alternative commission schedule available to sales representatives of certain affiliated selling firms, commissions paid in the first Policy year could be less than these amounts and service fees in later years could be greater than these amounts, although we anticipate that total commissions paid under either schedule would be equivalent on a present value basis. In the case of our affiliate, Metropolitan Life Insurance Company ("MetLife"), MetLife sales representatives receive cash payments for products they sell and service based upon a "gross dealer concession" model. The gross dealer concession for the Policies is: 106% of Target Premium and 7% of excess premium paid in year 1; 4.8% of premiums paid in years 2-4; 3.2% of premiums paid in years 5 through 10; and 1.6% of premiums paid in each year thereafter. The sales representative may be entitled to all or a portion of the gross dealer concession based on a formula that takes into consideration the amount of proprietary products that the sales representative sells and services. Proprietary products are products that are issued by us or by one of our affiliates. Because the formula takes into consideration sales of proprietary products, sales representatives have an incentive to favor the sale of the Policies over similar products issued by non-affiliates. Sales representatives receive less compensation for the sale of Policies that provide a significant portion of death benefit coverage through the use of term riders.